UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2020

BUSINESS FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Louisiana	001-38447	20-5340628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801 (Zip Code)
(Address of principal executive offices)

(225) 248-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BFST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

EXPLANATORY NOTE

On May 1, 2020, Business First Bancshares, Inc., a Louisiana corporation (the “Company” or “Business First”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K to report under Item 2.01 that the Company had completed its previously-announced merger (the “Merger”) with Pedestal Bancshares, Inc. (“Pedestal”) pursuant to that certain Agreement and Plan of Reorganization by and between the Business First and Pedestal, dated as of January 22, 2020 (the “Merger Agreement”). At the closing, Pedestal merged with and into Business First, with Business First as the surviving corporation, followed by the merger of Pedestal’s wholly-owned subsidiary bank, Pedestal Bank, with and into the Business First’s wholly-owned subsidiary bank, b1BANK, with b1BANK as the surviving bank.

This Amendment No. 1 amends the Company’s Current Report on Form 8-K filed on May 1, 2020 to include the financial statements and unaudited pro forma combined financial information referred to in Item 9.01(a) and (b) below relating to the Merger.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Amendment No. 1 to the Current Report on Form 8-K, including the pro forma combined financial information attached hereto contain “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. The pro forma combined financial information is based on preliminary estimates and assumptions that could cause actual results to differ materially from those expected or implied by the pro forma combined financial information or the estimates and assumptions used in preparing the pro forma combined financial information. The pro forma combined financial information and forward-looking statements are based on current expectations and projections about future events. Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of the Company may differ materially from that expressed or implied by such forward-looking statements. Certain factors that could cause actual results to differ materially from the Company’s expectations include the risks detailed under “Item 1A. Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and in the other documents the Company files with the SEC. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Audited financial statements of Pedestal Bancshares, Inc. and its consolidated subsidiaries as of and for the years ended December 31, 2019 and 2018 and the notes related thereto, which are included in Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma combined financial information of Business First Bancshares, Inc. as of and for the year ended December 31, 2019 and the notes related thereto, which are included in Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits

2.1

Agreement and Plan of Reorganization, dated as of January 22, 2020, by and between Business First Bancshares, Inc. and Pedestal Bancshares, Inc. (incorporated herein by reference to Exhibit 2.1 to Business First Bancshares, Inc.’s Current Report on Form 8-K filed on January 24, 2020).

23.1	Consent of Kolder, Slaven & Company, LLC.

99.1

Press Release of Business First Bancshares, Inc., dated May 1, 2020 (incorporated herein by reference to Exhibit 99.1 to Business First Bancshares, Inc.’s Current Report on Form 8-K filed on May 1, 2020).

99.2	Audited consolidated financial statements of Pedestal Bancshares, Inc. as of and for the years ended December 31, 2019 and 2018.

99.3	Unaudited pro forma combined financial information of Business First Bancshares, Inc. as of and for the year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS FIRST BANCSHARES, INC.

By:	/s/ David R. Melville, III
Name:	David R. Melville, III
Title:	President and Chief Executive Officer

Date: July 1, 2020